Exhibit 99.1 Investor Presentation March 2023 Confidential: Manitex International

Safe Harbor Statement Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. Co Con nfid fide en nti tial: al: Man Mani ite tex x In Inte tern rnati atio on nal al 2 2

About Manitex

Leading Provider of Lifting Solutions to Infrastructure and Construction Markets

What we do

We are a leading provider of mobile truck cranes, industrial lifting solutions, aerial work platforms, construction equipment and rental solutions that serve infrastructure, heavy industry, and general construction markets. We engineer and manufactures products in North America and Europe, distributing through independent dealers globally.

What we offer


Straight mast cranes


Articulated cranes


Industrial lift & aerial work platforms


Equipment rentals

How we win

- High performance, service-centric culture
- Deep, recurring customer relationships
- Comprehensive portfolio of leading brands
- Commitment to quality and innovation
- Positioning – we have strong positions in the right markets....aiding the addition and expansion of our products

Our Footprint

S. Cessario siul Panaro, Italy (542,000 SF facility)
Boom Truck and Sign Crane manufacturing

Piacenza, Italy (58,000 SF facility)
Precision Pick and Carry Cranes



Rabern Rentals
Four North Texas locations

Georgetown, Texas (188,000 SF facility)
Boom Truck and Sign Crane manufacturing

Chicago, Illinois
Manufacturing Support for Oil & Steel and Valla

Arad, Romania (213,000 SF facility)
Knuckle Boom Crane Manufacturing

+30%	+165%	+22%	1.1x	+400 bps
2021-2022 Revenue Growth	2021-2022 EBITDA Growth	2021-2022 Backlog Growth	12/31/22 Book-to-Bill	2021-2022 EBITDA margin growth

Confidential: Manitex International

3

Complete Solutions Serving Growing End-Markets

Capitalizing on favorable energy and infrastructure market investment trend

MANITEX INTERNATIONAL

Lifting Equipment Segment

- ~92% of 2022 revenue
- ~$18 billion global addressable market

Our Lifting Equipment segment manufactures and markets a comprehensive lines of boom trucks, truck cranes, and other lifting solutions and provides aftermarket parts and services






Rental Equipment Segment

- ~8% of 2022 revenue
- ~$58 billion North American addressable market

Our Rental Equipment segment is a provider of industrial equipment rentals with four locations in Northern Texas.






Key End Markets Served


Infrastructure

Utility

Energy

Commercial Construction

Product Mix (as % of 2022 Sales)

53%	14%	14%	8%	11%
Boom, knuckle boom and cranes	Aerial Work Platforms	Parts and Service	Rental (10% Pro Forma)	Other

Confidential: Manitex International 4

Seamless End-to-End Operating Model Proven expertise within design, sourcing, manufacturing and distribution Step 1 • Our designs seek to combine innovation with the needs of our Product Engineering customers via practical applications; “We deliver Practical Innovations”. and Design • Alignment with a diverse base of world-class OEMs of class 7-8 trucks Manitex integrates • We purchase steel and a variety of machined parts, components and Step 2 deep engineering subassemblies including weldments, winches, cylinders, frames, rims, Materials Sourcing and design expertise and Procurement axles, wheels, tires, suspensions, cables, booms and cabs, as well as with global engines, transmissions and cabs. manufacturing • Manitex manufactures its mission critical components and sub- and distribution assemblies and outsources sub-assemblies and other non-critical Step 3 items. capabilities, Precision Manufacturing • Leverage outside manufacturing capabilities to improve costs and positioning us as the efficiently deploy capital investments. leading independent lifting solutions • Regional dealers aid in the specification and application of on-highway Step 4 company fleet – tailoring weight, size and class to regional regulations and Direct and contractor needs. third-party distribution Confidential: Manitex International 5

Track Record of Execution Driving year-over-year growth in revenue, EBITDA and margin realization 29% y/y Revenue Growth 165% y/y Adjusted EBITDA Growth ($MM) ($MM) Track record $273.9 $21.3 of organic and $211.5 $167.5 inorganic growth $8.0 $5.7 • Organic Growth driven by 2020 2021 2022 2020 2021 2022 global construction demand • US Infrastructure Bill • Oil & Gas | Energy | 400 bps y/y EBITDA Margin Expansion 22% y/y Backlog Growth Commercial and (%) ($MM) Industrial Construction • Positioned well in attractive $230.2 7.8% markets $189.0 • USA | Canada | Western Europe | South American 3.8% 3.4% Mining $68.0 • Rabern Acquisition • 8% of pro forma sales Year-End 2020 Year-End 2021 Year-End 2022 • High rental growth rate 2020 2021 2022 Confidential: Manitex International 6

Lifting Equipment Segment Diverse, high-value lifting solutions portfolio Our Lifting Equipment Segment Manufactures and markets a comprehensive lines of boom trucks, truck cranes, and other lifting solutions and provides aftermarket parts and services Mobile Straight Knuckle Boom Aerial Work Parts & Service Mast Cranes Cranes Platforms Electric Cranes Significant, $550 million TAM in $2.3 billion $15.6 billion fragmented market North America global TAM global TAM • Wide range of leading • Practical on-highway truck • Leading market position • Versatile applications• Historically 10-20% mounted applications and class electric operated in North America w/ customer-specific of annual revenue self-propelled applications and fully remote tailored solutions • Lifting solutions up to • High-margin, industrial lift and rigging • Indoor electric battery 85 tons• Efficient use in tight recurring revenue solutions powered spaces stream • Leading position in NA • Industrial full battery • Leading class machines able energy, general • Lifting solutions to 210 to enter building door at 32” powered construction and tons with deployed access of 70’ • Mobile field & infrastructure • Light weight – allowing • Net-zero emissions construction electric payload delivery technologies cranes (ECSY) Confidential: Manitex International 7

Lifting Equipment Segment

Leading brands serving diverse growth markets

MANITEX INTERNATIONAL

We operate under four leading brands serving diverse industrials, energy, infrastructure and utility markets

MANITEX	PM	OIL & STEEL	Valla
Product Solutions			
• Mobile straight-mast cranes • Crane Mounted Aerial Work Platforms • Mobile lifting solution to 65T • Versatile and highly serviceable	• Mobile Articulated Truck Cranes • Specialty metro area solutions • Versatile with unique tailoring capabilities • Highly serviceable	• Truck mounted & self-drive solutions • Leading net-zero emissions technology • Universally accepted applications (EU/Americas)	• Zero-emissions precision pick & carry cranes • 2.5T – 90 T solutions • Self-driven or remote • Ingenious crane to forklift, window glazing, multi-function attachments
Markets			
• Oil & Gas (Upstream | Refining | Downstream) – North America | Mid-East • Energy Transmission • Industrial | Transportation | Mining & Metals	• Growing acceptance of articulated cranes in North American markets • Tailored to general construction, material delivery, waste removal semi or fully remote controlled	• General construction • Industrial maintenance • Mobile aerial maintenance	• Aerospace • Clean Room applications • Industrial environments / Manufacturing • Remanufacturing & Repair

Positive secular trends support favorable outlook

North America
61% of 2022 Sales

- Infrastructure Investment & Jobs Act
- Inflation Reduction Act
- Utility Transmission & Distribution Investment

Western Europe
24% of 2022 Sales

- Commercial construction
- T&D Investment
- Electric Generation and Distribution

Confidential: Manitex International 8

Rental Equipment Segment Rabern Rentals Acquisition Provides Entry Into Attractive Rental Equipment Market In 2022, Our rental segment represents an important strategic expansion into complementary, higher-margin equipment markets Manitex acquired Rabern Rentals, a leading regional What we do Through Rabern, we provide a full line of more provider of industrials Amarillo (2) than 1,700- pieces heavy-duty commercial construction equipment through four locations equipment rentals, Hereford in North Texas. We are focused on smaller with four locations Lubbock markets with attractive competitive characteristics. throughout Texas Segment Growth Potential Our rental business generally carries 2x the • Rabern resulted in the gross margin of our legacy equipment business creation of a new, higher- margin equipment segment We expect this business to represent between 10-20% of annual revenue • Rental equipment segment generated $21 million in FY22; Rental enjoys relative stability when compared Pro Forma run rate $30 to equipment sales cycles, providing recurring million. revenue streams through the cycle Confidential: Manitex International 9

U.S. Equipment Rental Market $65 billion addressable market by 2025 We We anticipate anticipate co continu ntinued ed strstreng ength th in co in c mme ommercial rcial constr constru uctioction n andand repa repair ir activity Equipment rental is a in 2 act 02 ivity 3, whi in ch 202 wi 3,ll wh continu ich we ill to cont benef inue it re to b nta enefit l over a rental multiove -yea r r a pe m rio uld ti-year period fragmented, growing market with high Industry CAGR 4-5% Doubled in size since 2000 Strong forecasted growth *Highly fragmented market organic growth and margin expansion Historical Equipment Rental Sales potential (in billion U.S. dollars) $59.5 $48.5 $45.5 Through organic share gains, $31.0 $31.0 $23.5 we will seek to outpace the low-mid-single digit industry revenue CAGR 2000 2005 2010 2015 2020 2024 (estimate) Equipment Rental Competitors Source: Published by Statista Research Department, Jul 15, 2022 Confidential: Manitex International 10

Value Creation Roadmap We introduced Elevating Excellence Initiative in First Quarter 2023 Manitex introduced its Elevating Excellence initiative in the first Manitex has identified quarter 2023 representing a new long-term value creation strategy historical challenges to profitable growth • Too many go-to-market Disciplined Targeted Sustained Operational brands - diluted brand Capital identity Commercial Excellence Allocation • Unrealized synergies of Expansion scale • Lack of production velocity High-return organic growth Organic share expansion Optimize operating structure; product • Ineffective structure investments; invest from in favorable markets mix optimization; increased facility cash flow; opportunistic, (North America / Western utilization; supply chain optimization; • Lack of data-centric accretive bolt-on Europe); Share expansion improved fixed cost absorption reporting (KPI, balanced acquisitions in of PM | Oil & Steel and scorecard) complementary adjacent Valla in the USA markets Our Past Our Path Forward Confidential: Manitex International 11

Targeted Commercial Expansion Drive above-market organic growth, leveraging incumbent position Retain leadership position within Straight Mast market, while investing Manitex will leverage in higher-growth, underpenetrated adjacent markets its incumbent, Delivering “One Driving balanced growth across Relative contribution to leadership position in Manitex” to the market new and existing markets growth by product Straight Mast Cranes Market Share Expansion to expand across Market Share | Growth Leverage strong market share in Valla PM straight mast cranes to grow Articulated, Industrial articulated cranes, Industrial Cranes Straight Mast Manitex Lifting, and AWP share in N.A. Lift / AWP and Rental Simplify Brand Identity Markets Simplify our go-to-market branding, supporting our dealers with segmented brands serving • Manitex has 35% market share specific applications within the domestic Straight Enhanced Product Distribution Mast market O&S Consolidate distribution across AWP Articulated Rental targeted geographies • Brand consolidation, Industrial Lift & market positioning will help to Product Innovation AWPs drive organic share gains in Rentals Invest in new, adjacent markets customer-led innovation and Growth product development Confidential: Manitex International 12 Share

Sustained Operational Excellence Building a durable, more efficient business to drive profitable growth Key drivers of multi-year margin improvement, Manitex intends weighted by potential anticipated margin uplift to drive productivity and efficiency improvements in Product support of profitable Mix Process growth through Parts Sales the cycle Supply Chain • Implement a lean, more efficient organizational structure, increase production velocity, expand 2023 Priorities 2024 Priorities 2025 Priorities sourcing and procurement capabilities, improve • Systems utilization (Process • Drive growth of PM | Oil & Steel | • Product rationalization inventory management, Improvements) Valla in NA • Strategic, bolt-on acquisitions leverage data and analytics • Rationalize & Centralize supply chain• Rabern Rentals growth and in support of cultural margin expansion • Improve capacity utilization accountability • Position new dealers and NA channel support Confidential: Manitex International 13

Disciplined Capital Allocation Prioritize reduction in net leverage, targeted organic growth investments Manitex intends to reduce net leverage, while continuing to optimize liquidity with which to support organic growth across the business 2023-2024 Acquisition Criteria Capital allocation priorities 1. Reduce net leverage towards target of 3.0x or less 2. Selectively invest in new organic growth opportunities Revenue and Product line | Technical accretive 3. Opportunistic, shareholder-friendly return of capital Aftermarket end-market capabilities margin appeal expansion expansion synergies 2025+ Capital allocation priorities 1. Strategic, bolt-on acquisitions 2. Selectively invest in new organic growth opportunities 3. Opportunistic, shareholder-friendly return of capital Building a more efficient, lean organization before we begin to pursue strategic acquisitions Confidential: Manitex International 14

Introducing 2025 Financial Targets

Positioned to drive significant organic growth and margin expansion

MANITEX INTERNATIONAL

Between YE 2022 and YE 2025, Manitex intends to deliver incremental growth in revenue, EBITDA and EBITDA margin realization through a combination of commercial expansion, sustained operational excellence and disciplined capital allocation

2022A-2025E

Revenue Bridge ($MM)

~25%
revenue growth at mid-point of range



$274
$325
to
$360
2022
2025E

EBITDA Bridge ($MM)

~65-110%
EBITDA growth



$21
$35
to
$45
2022
2025E

EBITDA Margin (%)

+300-500 bps
of margin expansion



8%
11%
to
13%
2022
2025E

Revenue Drivers
(2024 and 2025 Focus on Growth)

- End-market growth
- Improved capacity utilization
- Product innovation / NPD
- Market share gains

Margin Drivers
(2023 is a foundational year with focus on margins / process and systems)

- Improved fixed-cost absorption through improved operating leverage
- Reweight product mix toward higher-margin offering
- Centralization of procurement and supply chain

Confidential: Manitex International
15

Investment Summary Business transformation underway; focused on long-term value creation Investment Summary Key Catalysts Business transformation underway, led by CEO Michael Coffey. Building a three- year roadmap to drive commercial expansion, operational excellence and disciplined “Elevating the People capital management and Process of Recent move into higher-margin equipment rental business. Significant opportunity Construction” for organic growth, capabilities/service expansion; durable, recurring revenue stream Legacy equipment business supported multi-year secular tailwinds. Construction activity across energy, infrastructure and utility end-markets supports stable equipment recycle as old units age-out Committed to higher- Delivering innovative, efficient products to the market. Growing zero emissions growth, higher-margin product solutions; NPD driving share gains, particularly in North America and a more profitable Balance sheet deleveraging underway. Focused on directing free cash flow toward business over the next further debt reduction; targeting net leverage of at/below 3.0x three years. Guided by Management and board aligned with shareholder interests. Insiders owns approximately 26% of the shares outstanding as of 12/31/22. our strategy Elevating Excellence, a value Compelling 2025 targets. Anticipating 25% revenue growth and between 300-500 BPS of EBITDA margin expansion by 2025. creation framework Confidential: Manitex International 16 16

Fourth Quarter and Full-Year 2022 Results Confidential: Manitex International

4Q22 and FY22 Financial Performance Strong operational and commercial execution, Elevating Excellence initiatives underway 4Q22 results highlighted by 34% y/y organic revenue growth, improved EBITDA margin, a return to profitability and a more than 20% y/y increase in backlog Fourth Quarter 2022 Full-Year 2022 Key Highlights Key Highlights Revenue growth of 30% driven by organic growth Revenue growth of 48% driven by strong organic in lifting equipment and contribution from growth; Rabern rentals exceeding expectations Rabern acquisition in April 2022 Gross margin of 19.3% up 450 bps due to Lifting equipment growth driven by strong end- improved mix and better manufacturing market fundamentals and improved throughput manufacturing throughput Adjusted EBITDA increased $7.8 million y/y Rabern Rentals expanding share in Northern Texas market EBITDA margin of 10.3% Gross margin expanded 270 bps to 18.3% due to improved operating efficiency and contribution Reduced net leverage to 3.9X from high-margin Rabern Rentals business EBITDA margin expanded 400 bps to 7.8% Confidential: Manitex International 18 Confidential: Manitex International 18

4Q22 Performance Summary Strong organic growth, meaningful margin improvement 48% y/y Revenue Growth 22% y/y Backlog Growth ($MM) ($MM) Favorable end $230.2 $213.8 $205.7 $207.0 $78.8 market trends and $189.0 $69.6 $65.0 $60.4 strong execution $53.4 • Strong revenue growth driven by 34% organic growth in 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Lifting Segment and better than expected performance at Rabern Rentals 450 bps y/y Gross Margin Increase $7.8MM y/y Adjusted EBITDA Increase (%) ($MM) • 22% backlog growth at 12/31/22 owing to favorable end market 19.3% 19.0% $8.1 trends and dealer share gains 17.8% 16.8% 14.8% • Gross margin improved 450 $5.2 $5.2 bps y/y due to early benefits $2.7 from operational improvement initiatives and mix benefits $0.3 4Q21 1Q22 2Q22 3Q22 4Q22 4Q21 1Q22 2Q22 3Q22 4Q22 Confidential: Manitex International 19

Full-Year 2022 Performance Summary Driving year-over-year growth in revenue, EBITDA and margin realization 29.5% y/y Revenue Growth 270 bps y/y Gross Margin Expansion ($MM) (%) $273.9 18.4% Track record 18.3% $211.5 of organic growth $167.5 15.6% • Revenue increased 29.5% owing to strong organic 2020 2021 2022 2020 2021 2022 growth and the acquisition of Rabern in April 2022 400 bps y/y Adjusted EBITDA Margin Expansion Significant y/y Adjusted EBITDA Growth • Gross margin improved 270 (%) ($MM) bps as operational $21.3 improvement initiatives begin 7.8% to benefit results • EBITDA nearly tripled due to 3.8% 3.4% $8.0 strong revenue growth, $5.7 contribution from Rabern and margin improvement 2020 2021 2022 2020 2021 2022 Confidential: Manitex International 20

Disciplined Balance Sheet Management Focus on debt reduction and investment in organic growth initiatives Net Leverage Ratio Cash and Availability ($MM) (Net debt to Adjusted EBITDA) Capital allocation focused on debt $37.6 $35.9 $28.9 reduction and organic 5.2x growth initiatives • Cash and availability 3.9x increased $4 million from the 2020 2021 2022 end of the third quarter 2022 3.0x • Debt levels increased Net Debt following the acquisition of ($MM) Rabern $82.1 • Focused on reducing leverage toward long-term target of 3.0x or less $29.9 $23.8 2020 2021 2022 2020 2021 2022 Confidential: Manitex International 21

Appendix Confidential: Manitex International

Experienced Management Team Robust corporate and operational leadership positioning Manitex for the Future Michael Joe David J. Richard Giovanni Steve Coffey Doolan Langevin Mills Tacconi Berner Chief Executive Chief Financial Executive President, Manitex President, Rabern Rentals Officer Officer Chairman North America Manufacturing Italy • 25 years • 25 years of senior • Chairman• 30 years of • 25 years of sales, • Nearly 40 years of of industry financial executive manufacturing marketing and experience in the • David served as experience in the experience experience operational roles at rental industry and CEO of Manitex heavy equipment Manitex PM at Rabern • Joe was named from 2006 to 2019.• Richard joined industry CFO in October Manitex in October • Giovanni was • Steve founded • Michael was 2020 2022 as President, named Managing Rabern in 1985 and named CEO of North America Director of continues to run • Joe held senior Manitex in April Manufacturing the business positions at firms • Prior to joining 2022 Italy in June 2022 following the including UCI- Manitex, he held acquisition by • Prior experience FRAM, APAC senior leadership Manitex includes H-E Customer Service, manufacturing International, CRH CNH, GE Capital, roles at NRK, International and and Heller Progress Rail (CAT), Fluor Financial and Harsco Confidential: Manitex International 23

Business Transformation Timeline New CEO Michael Coffey Assumed Leadership in April 2022 Company Timeline Est. 1959 Articulated Mobile Truck Cranes Est. 1945 Electric and Est. 1984 Traditional Est. 1995 Straight Mast Industries Equipment Truck Cranes Cranes Aerial Platforms Rentals 2002 2003 2008 2013 2014 2015 2018 2020 2022 Manitowoc Manitowoc Manitex Acquires Terex Acquires PM Tadano Announces April (NYSE: divests listed on Valla Spa, invests Group Oil & Ltd invests $17.5 million Michael Coffey MTW) Manitex Nasdaq: Italy $11.0M in Steel - Italy $32.7M in in debt Appointed CEO Acquires (Manitowoc MNTX MTNX at MNTX at repayments Acquisition of Grove Texas) $11.0/share $11.9/share Rabern Rentals NASDAQ: MNTX Confidential: Manitex International 24

Statement on Non-GAAP Financial Measures NON-GAAP FINANCIAL MEASURES AND OTHER ITEMS In this presentation, we refer to various non-GAAP (U.S. generally accepted accounting principles) financial measures which management uses to evaluate operating performance, to establish internal budgets and targets, and to compare the Company's financial performance against such budgets and targets. These non-GAAP measures, as defined by the Company, may not be comparable to similarly titled measures being disclosed by other companies. While adjusted financial measures are not intended to replace any presentation included in our consolidated financial statements under generally accepted accounting principles (GAAP) and should not be considered an alternative to operating performance or an alternative to cash flow as a measure of liquidity, we believe these measures are useful to investors in assessing our operating results, capital expenditure and working capital requirements and the ongoing performance of its underlying businesses. A reconciliation of Adjusted GAAP financial measures is included with this presentation. All per share amounts are on a fully diluted basis. The quarterly amounts described below are unaudited, are reported in thousands of U.S. dollars, and are as of the dates indicated. Confidential: Manitex International 25

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net income (loss) $ 659 $ (3,084) $ (8,065) $ (4,298) $ (4,573) Adjustments, including net tax impact 1,332 4,077 6,411 9,302 4,823 Adjusted net income (loss) $ 1,991 $ 993 $ (1,654) $ 5,004 $ 250 Weighted diluted shares outstanding 20,103,398 20,094,475 19,935,512 20,055,836 19,900,117 $ 0.04 $ 0.26 $ (0.40) $ (0.21) $ (0.23) Diluted earnings (loss) per share as reported Total EPS effect $ 0 .06 $ (0.21) $ 0 .32 $ 0 .46 $ 0 .24 $ 0 .10 $ 0.05 $ (0.08) $ 0 .25 $ 0 .01 Adjusted diluted earnings (loss) per share Confidential: Manitex International 26

Appendix - Reconciliations Reconciliation of GAAP Net Income (Loss) to Adjusted EBITDA Reconciliation of GAAP Net Income(Loss) to Adjusted EBITDA Three Months Ended Year Ended December 31, 2022 September 30, 2022 December 31, 2021 December 31, 2022 December 31, 2021 Net Income (loss) $ 659 $ (3,084) $ (8,065) $ (4,298) $ (4,573) Interest expense 1,655 1,409 511 4,637 2,084 Tax expense 1,544 206 374 2,114 1,217 Depreciation and amortization expense 2,885 2,614 1,004 9,416 4,343 EBITDA $ 6,743 $ 1,145 $ (6,176) $ 11,869 $ 3,071 Adjustments: Litigation / legal settlement $ 178 $ 3,171 $ 682 $ 4,018 $ 1,193 Rabern transaction costs - 37 - 2,237 - Stock compensation 633 749 240 2,196 1,056 FX 376 (175) 122 108 543 Severance / restructuring costs 108 294 81 1,654 150 Inventory impairment - - 3,226 - 3,226 Impairment of intangibles and other assets - - 2,078 - 2,078 Gain on sale of building (16) - - (688) - PPP Loan forgiveness - - - - (3,747) Other 107 5 60 (138) 442 Total Adjustments $ 1,386 $ 4,081 $ 6,489 $ 9,387 $ 4,940 Adjusted EBITDA $ 8,129 $ 5,226 $ 313 $ 21,256 $ 8,011 Adjusted EBITDA as % of sales 10.3% 8.0% 0.6% 7.8% 3.8% Confidential: Manitex International 27